UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2011

PHARMERICA CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33380	87-0792558
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 Campus Place

Louisville, Kentucky 40299

(Address of principal executive offices) (Zip Code)

(502) 627-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2011 Annual Meeting of Stockholders of the Company was held on June 10, 2011.

1.	The Company’s stockholders approved the election of the following eight directors for a term to expire at the Annual Meeting of Stockholders in 2012. The votes for each director were as follows:

Name	For	Withheld Authority	Broker Non-Votes
Frank E. Collins, Esq.	24,647,481	176,663	2,024,036
W. Robert Dahl, Jr.	24,649,083	175,061	2,024,036
Marjorie W. Dorr	24,024,748	799,396	2,024,036
Thomas P. Gerrity, Ph.D.	24,648,211	175,933	2,024,036
Thomas P. Mac Mahon	24,023,230	800,914	2,024,036
Geoffrey G. Meyers	24,642,302	181,842	2,024,036
Robert A. Oakley, Ph.D.	24,648,514	175,630	2,024,036
Gregory S. Weishar	24,644,221	179,923	2,024,036

2.	The Company’s stockholders voted upon the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. The votes on this proposal were as follows:

For	Against	Abstained
26,553,053	314,443	684

3.	The Company’s stockholders voted upon and approved, by non-binding advisory vote, the compensation of the Company’s named executive officers. The votes on this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
23,087,048	1,327,027	410,069	2,024,036

4.	The Company’s stockholders voted upon a non-binding advisory proposal regarding the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers. The votes on this proposal were as follows:

1 year	2 years	3 years	Abstained	Broker Non-Votes
17,611,590	108,879	6,699,180	404,495	2,024,036

Item 7.01. Regulation FD Disclosure.

On June 13, 2011, the Company issued a press release announcing the results of the Annual Meeting of the Stockholders held on June 10, 2011. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release, dated June 13, 2011, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMERICA CORPORATION

Date: June 14, 2011	By:	/s/ Michael J. Culotta
Michael J. Culotta
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated June 13, 2011, issued by the Company.